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Explanatory Note

Members of the Special Committee of the Board of Directors of Dell Inc. continue to meet with investors regarding the proposed transaction with affiliates of Michael Dell and Silver Lake Partners. In connection with those meetings, presentation materials previously provided to investors and filed with the Securities and Exchange Commission have been consolidated into a single updated set of materials, a copy of which is being filed herewith.

D E L L S P E C I A L C O M M I T T E E I N V E S T O R P R E S E N T A T I O N

July 2013

Presentation to Dell’s investors

Alex Mandl (Chairman), Former President, COO & CFO of AT&T

Laura Conigliaro, Retired Partner of Goldman Sachs Special Committee Janet Clark, EVP & CFO of Marathon Oil

Ken Duberstein, Chairman & CEO of The Duberstein Group

Debevoise & Plimpton LLP Legal counsel Morris, Nichols, Arsht & Tunnell LLP

J.P. Morgan Financial advisors Evercore Partners

Management Boston Consulting Group consultant

Proxy MacKenzie Partners solicitor

Agenda

Transaction process 3 Perspectives on Dell today 12 Overview of financial forecasts 22 Evaluation of strategic alternatives 30

2

Process led by experienced and independent Special Committee

Alex Mandl

Chairman of Special Committee

Former President, COO & CFO of AT&T

Other experience

Chairman of Gemalto

President & CEO of Gemplus

Former director of Pfizer, Visteon Corp., Hewett Associates, AT&T, General Instrument Corp. and Warner Lambert

Laura Conigliaro

Director

Retired Partner of Goldman Sachs

Other experience

Co-Director of Goldman Sachs Americas Equity Research

Covered computer systems sector as Technology Equity Research business leader

Director of Infoblox, Arista Networks and Genpact

Janet Clark

Director

EVP & CFO of Marathon Oil

Other experience

SVP & CFO of Nuevo Energy

EVP of Santa Fe Snyder

Investment banker at The First Boston Corporation

Director of four nonprofit organizations

Ken Duberstein

Director

Chairman & CEO of The Duberstein Group

Other experience

Former White House Chief of Staff (Reagan)

Lead Director, The Boeing Company

Chairman, Governance Committee, The Travelers Companies

Former Presiding Director, ConocoPhillips

The Special Committee consists of independent directors with deep experience and functional expertise across the technology sector and M&A, advised by leading independent legal, financial and strategic advisors

3

Independent directors unanimously approved transaction

James Breyer1

Director

Partner, Accel Partners

Other experience

McKinsey & Company

Product marketing and management at Apple Computers and Hewlett-Packard

Lead Independent Director, Wal-Mart Stores

Donald Carty

Director

Chairman, Virgin America

Other experience

Chairman & CEO of AMR and American Airlines

CEO of CP Air

National Infrastructure Advisory Council

Current Director of Barrack Gold Corp., Hawaiian Holdings and Porter Air

William Gray III2

Director

Chairman, Gray Global Strategies

Other experience

Co-Chairman GrayLoefferler, LLC

Chairman, The Amani Group

CEO, The College Fund / UNCF

Congressman, US House of Representatives, 1979-1991

Gerard Kleisterlee

Director

President & CEO, Royall Philips Electronics

Other experience

CEO, Philips’ Components Division

President, Philips Taiwan

MD, Philips Display Components

Member of Asia Business Council and Dutch Innovation Platform

Klaus Luft

Director

Founder, Artedona AG

Other experience

Owner & President, MATCH – Market Access Services

Vice Chairman & International Advisor, Goldman Sachs

CEO, Nixdorf Computer

Shantanu Narayen

Director

President & CEO, Adobe

Other experience

Key product research and development positions at Adobe

Co-founder, Pictra

Director of desktop and collaboration products at Silicon Graphics

Apple Computer

Ross Perot Jr.

Director

Chairman, Hillwood

Other experience

Founder, Perot Systems (acquired by Dell in 2009)

Chairman, Air Force Memorial Foundation

Chairman, Governor’s Task Force for Economic Growth

1	James Breyer will not be seeking re-election as a director; 2 William Gray III deceased on July 1, 2013
4

Going private delivers highest value for Dell’s shareholders

All cash offer at a significant, certain premium

Comprehensive range of alternatives evaluated

Shareholder friendly process and terms to ensure value was maximized

Shifts all business and transaction risks to buyer group

Avoids high risk of a levered recap and delivers superior value and certainty

5

Transaction highlights

$13.65 per share in cash provides significant, immediate and certain premium

37% premium over 90 calendar day trading average and 25% premium over 1-day price1

Negotiations resulted in 6 price increases and $4 billion of additional value

Rigorous process including robust go-shop

In total, 21 strategic and 52 financial buyers participated

Blackstone and Carl Icahn submitted preliminary proposals during go-shop process

– Blackstone terminated participation after rigorous diligence process

– Icahn did not follow through on his preliminary proposal

Icahn and Southeastern submitted a letter on May 9th, and Icahn submitted a new letter on June 18th, each outlining alternative concepts

– On July 1st, Icahn provided a financing commitment letter but structure or remedies for failure to close for either alternative concept remain outstanding

All cash transaction at significant premium given high and growing risks

Increasingly negative trends in core PC markets

Enterprise segment depends on core PC business

Transformation faces execution and competitive challenges

Transaction transfers all risks and uncertainties of the business to the buyer group

1 Premiums based on unaffected price as of the last trading day (1/11/13) before rumors of a possible going-private transaction were first published

6

Process was rigorous, objective and competitive

Rigorous review of strategic alternatives

Established favorable rules of engagement

Highly competitive process including robust go-shop

The Special Committee has met over 40 times since inception

Considered broad range of strategic and financial alternatives

Retained BCG to assist the Special Committee to evaluate strategic options

Michael Dell agreed to work in good faith with any bidder

Special Committee’s consent required for Michael Dell’s agreement with any bidder

Michael Dell agreed to vote at least pro rata for any superior proposal

Transaction requires approval by holders of a majority of the unaffiliated shares1

Prior to signing, 3 leading financial sponsors conducted due diligence but 2 declined to submit firm offers, citing challenges in PC business

Evercore retained as independent financial advisor to review process and run go-shop

Aggressive go-shop, 70 parties participated and 2 indications of interest submitted (Blackstone and Icahn)

Blackstone and Icahn provided access to management and diligence materials

Icahn and Southeastern submitted a letter on May 9th, and Icahn submitted a new letter on June 18th, each outlining alternative concepts

On July 1st, Icahn provided a financing commitment letter but structure or remedies for failure to close for either alternative concept remain outstanding

1	Unaffiliated shares represent shares not held by Michael Dell, management and related entities
7

$4 billion in additional value created…

Progression of Silver Lake bids (offer price per share) and key events

Represents Silver Lake bids

10/23/12

Initial bids $12.16 (Sponsor B bids

$12.00—$13.00)

$11.22

8/20/12

Special Late Oct Committee BCG formed hired

$13.65 $13.60 $13.50 $13.25

$12.90 2/5/13 $12.70 Announces transaction at offer price of 5/13/13 7/1/13 $13.65 Special Committee Icahn provides a requests additional financing commitment information from Icahn / letter Southeastern

12/4/12

5/9/13 6/18/13

Sponsor B declines to Icahn / Southeastern Icahn submits bid submit letter outlining letter outlining recap concept tender offer concept

3/22/13

12/11-12/23/12 Active go-shop 4/18/13

Sponsor C enters 2/5/13 ends; Icahn and Blackstone process but Go-shop Blackstone submit drops out of declines to bid begins proposals process

Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul ’13

Dell share 10/22/12 11/30/12 1/11/13 (Pre-initial bids) (Pre-GS report)1 (Unaffected)2 price: $9.59 $9.64 $10.88

1	Represents day prior to Goldman Sachs Research report on possible Dell going-private transaction
2	Unaffected based on the last trading day before rumors of a possible going-private transaction were first published
8

… despite deteriorating financial outlook

Progression of FY14 Street consensus EPS estimates

Street consensus estimates

8/21/12 11/15/12 2/19/13 5/16/13 (Q2 FY13 earnings) (Q3 FY13 earnings) (Q4 FY13 earnings) (Q1 FY14 earnings)

$2.02 2/5/13

Transaction announced

$1.81

$1.79 $1.78

$1.67 $1.67

$1.66

$1.59 $1.57

$1.54

% ? since Aug 2012: (50%)

$1.00 $1.00 (Current estimate)

Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul ’13

50% decrease in FY14 estimates since August 2012

Source: ThomsonOne; Current estimates as of 7/3/13

Attractive premium to trading multiple

- **$13.65/share represents 5.4x Final FY14 Board Case EBITDA**
  - 63% premium to next twelve months ("NTM") EBITDA multiple on 1/11/13, prior to deal rumors
  - 77% premium to average NTM EBITDA multiple since June 2012
- **Significantly exceeds Dell's multiples over the last year**

Enterprise value / next twelve months EBITDA[1]



7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Offer multiple (Last quarter annualized (LQA) 1Q FY14): 6.7x²
Offer multiple (Final FY14 Board Case): 5.4x³
Dell (Consensus EBITDA): 3.3x⁴
Actual period average: 3.0x

Source: Company filings; FactSet for next twelve months ("NTM") EBITDA
[1] Based on Street consensus estimates
[2] Based on last quarter annualized 1Q FY14 EBITDA of $2,892mm
[3] Based on Final FY14 Board Case EBITDA of $3,577mm
[4] Represents unaffected multiple based on the last trading day (1/11/13) before rumors of a possible going-private transaction were first published

10

Agenda

Transaction process 3 Perspectives on Dell today 12 Overview of financial forecasts 22 Evaluation of strategic alternatives 30

Transition to “New Dell” depends on “Core Dell” performance

Characteristics Dell strategy

End User Declining demand Continue cash Mitigate volatility Computing generation “Core Dell“1 Positive cash flow (Transactional) Global scale Global expansion

Strong brand

Fund & Pull-through

Enterprise Faster growth Outpace market Leverage footprint

Solutions growth

“New Dell“2 Expanding margins and Higher recurring Invest organically & Integrated offerings

(Solutions)

Services inorganically revenue

ą “Core Dell” includes mobility, desktops, thin client, third-party software and EUC-related peripherals as of Q1 FY14

2	“New Dell” includes servers, networking, storage, ESG-related peripherals, services and software as of Q1 FY14

Services accounts for a majority of operating income

Dell Q1 FY14 performance



Revenue ($mm)
$16,000
$12,000
$8,000
$4,000
$0
$14,417[5]
$2,109
Services[1]
$8,920
EUC[2]
$3,093
ESG[3]
$295
Software[4]
Q1 FY14
Operating income ($mm)
$800
$600
$400
$200
$0
$645[6]
$370
Services[1]
$224
EUC[2]
$136
ESG[3]
($85)
Software[4]
Q1 FY14

Key observations / implications

- **Services is largest driver of operating income**
  - ~15% of revenue but over 55% of margin
- **Large portion of Services is tied to Support and Deployment**
  - Represents ~57% of Services revenue
  - Headwinds in PC and Servers will impact Support and Deployment
- **ESG and Software face integration and other competitive risks**
  - Commoditization in servers
  - Emerging player in software
  - Weak position in growth segments (e.g., Cloud, SaaS)
- **EUC margins continue to be under pressure due to PC market fundamentals**

Source: Company filings (based on realigned global operating segments as of Q1 FY14)
[1] Services includes a broad range of IT and business services, including support and deployment, infrastructure, cloud and security, and applications and business process; [2] EUC includes mobility, desktops, thin client, third-party software and EUC-related peripherals; [3] ESG includes servers, networking, storage and ESG-related peripherals; [4] Software includes systems management, security and information management; [5] Includes ~$343mm in internal revenues; [6] Segment level operating income before unallocated corporate expenses of ~$55mm (total operating income of $590mm after corporate expenses)

13

Support and Deployment – an important driver of Dell’s profitability

Support and Deployment is an attractive business

Primarily extended warranty, installation and configuration of PCs and servers

Support and Deployment is tied to unit sales in both EUC and ESG

In EUC, unit sales growth is under secular pressure

In ESG, growth of Cloud represents a challenge

Does drive unit sales (although at lower margins)

However, pressures Support and Deployment as Cloud providers typically manage equipment in-house with less appetite for external support

Returns for Dell’s acquisition program remain uncertain

Significant future integration and investment still required

Over $13bn spent on acquisitions since FY08 to transform Dell into a solutions-oriented business

Sales force integration benefits and cross-selling synergies taking longer to achieve

A number of acquisitions have required additional investments to reposition for growth or new business opportunities

Current returns are lagging the 15% IRR target by the Company due, in part, to required additional investments

As the environment continues to evolve rapidly, additional investments and acquisitions are likely to be required to complete the transformation

"New Dell" faces integration and competitive risks

Key observations

- Modest revenue contribution from acquisitions despite $13bn[1] spend
- Remains emerging player in software and services with ~1% share
- Weak position in key growth segments: Cloud, SaaS
- Risk of commoditization and profit erosion in x86 servers, partly driven by multiple threats from Cloud

Scale of R&D less than competitors

Storage segment share



Others 16.4%
Dell 7.2%
EMC 33.4%
HP 8.8%
Hitachi Data Systems 9.6%
NetApp 11.3%
IBM 13.3%

(Gartner: 2012)

Networking segment share



Others 17.2%
Dell 1.9%
Cisco 62.3%
Huawei 2.0%
Brocade 2.1%
Juniper 2.6%
Alcatel-Lucent 2.9%
HP 9.1%

(IDC: 2012)

R&D / % of sales[2]

($ in millions)



$6,302
$5,488
$4,523
$3,399
$2,560
$1,072
$904
5%[3]
2%
3%
6%
12%
12%
14%
12%
Dell
HPQ
IBM
ORCL
EMC
NTAP
CSCO

Server (x86) segment share



Others 16.4%
Oracle 3.0%
HP 34.3%
Fujitsu 3.6%
Cisco 4.5%
IBM 16.0%
Dell 22.2%

(IDC: 2012)

Source: Company filings, FactSet, Gartner, IDC
Note: "New Dell" includes servers, networking, storage, ESG-related peripherals, services and software as of Q1 FY14
[1] Acquisitions include AppAssure, Boomi, Clerity, Compellent, DFS Canada, EqualLogic, Exanet, Force10, InSiteOne, Kace, Make, Ocarina, Perot, Quest, RNA Networks, Scalent, SecureWorks, SonicWALL and Wyse
[2] Based on latest reported fiscal year
[3] Dell R&D for ESG is ~5% of ESG sales

16

Recent industry research forecasts continued PC deterioration

PC market outlook continues to show a secular decline

On June 28, 2013, Morgan Stanley lowered its 2013 PC unit forecast from -5% to -10%

“…the lack of catalyst until C4Q will likely drive disappointing near term results”

“Our tablet unit growth rate of 55% in 2013 is unchanged from our prior estimate”

38% decrease in IDC ‘16E shipment forecasts since June 2012 2012-16E

550 CAGR

8.4%

500

(mm) 7.4%

nts

450

shipme 4.3%

2005-11A CAGR

ldwide 400 Historical: 9.7%

1.7%

Wor 350 PCs

(~1.5%)2

Other sources: 2012-16E CAGR IDC estimates

300 Gartner (Jun ‘13): 0.5% Jun ‘12

Morgan Stanley1 (Jun ‘13): (5.3%) Sep ‘12

Dec ‘12

Barclays (Mar ‘13): (6.7%) Mar ‘13

250 Jun ‘13

‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16

PC shipments declined 13% YoY in Q1 2013, the largest drop in ~20 years3

Source: IDC, Gartner, Morgan Stanley, Barclays

1	Represents 2012-15E CAGR
2	Based on preliminary IDC estimates
3	Based on IDC data

PC profit pools shifting to segments where Dell is weak

Tablets expected to continue to cannibalize PC profit pools[1]

		FY12		FY17
Dell strength	PCs:	$38bn	~(7%) CAGR →	$26bn
Dell weakness	Tablets:	$8bn	~30% CAGR →	$30bn

PC profit pools shifting to lower margin value segment[1]

		FY12		FY17
Dell strength	Std / Prem:	$34bn	~(9%) CAGR →	$21bn
Dell weakness	Value:	$4bn	~4% CAGR →	$5bn
		Total profit pool = $38bn		**Total profit pool = $26bn**

Dell's build-to-order model less suited for value segments

Source: BCG
Note: Represents Dell's fiscal years
[1] Profit pool represents weighted average gross profit for each segment multiplied by the total units sold in each segment (Premium: $800+; Standard: $500-$799; Value: <$500)

18

“Core Dell” and “New Dell” closely linked

“Core Dell” is critical to the transformation of “New Dell”

Revenue absorbs significant overhead ($38bn1 in “Core Dell” revenue)

Provides procurement scale

“Core Dell” drives “New Dell” as a majority of Support and Deployment, a highly profitable cash flow stream, relies on the sale of PCs

Cash flow has fueled “New Dell” acquisitions

“New Dell” business faces risks

Product integration into solutions is in very early stages

Sales force integration is limited to date

– Largest customers are either “Core Dell” or “New Dell” customers with limited cross-selling

Cloud represents a substantial threat

The speed of transformation is critical

“Core Dell,” including attached Support and Deployment, represents a substantial majority of operating income, which is projected by BCG to decline between 8-15% per year

“New Dell” operating income is projected by BCG to grow 5-8% per year

Dell’s rate of transformation is being outpaced by the rapid market shift to Cloud

Source: BCG 19

¹ Includes desktop, mobility and third-party software and peripherals revenue in FY13

PC exposure will likely continue to weigh on Dell’s share price, regardless of the Enterprise trajectory

PC revenue1 ($bn) and next twelve months P/E since 1/11/08

$40 $30 $20 $10

$37

Dell’s NTM P/E multiple peaked at 15.4x in June ‘08

Dell PC revenue1 Dell NTM P/E multiple

20.0x

15.0x

10.0x

5.0x

0.0x

FY08

FY13

Source: Company filings; FactSet

Note: Market data from 1/11/08 to 1/11/13

1 PC revenue includes desktops and notebooks

2 Unaffected multiple shown at stock price of $10.88 as of 1/11/13 before transaction rumors

Prior to announcement, Dell’s unaffected NTM P/E multiple was 6.6x2, a decline of 57% from its peak in June ‘08

Agenda

Transaction process 3

Perspectives on Dell today 12

Evolution of financial forecasts 22

Evaluation of strategic alternatives 30

Continued deterioration of Dell’s financial performance

Key metrics ($ in billions, except per share data)

Revenue

Final FY14 Board Case

$62.1

LQA 1Q FY14

$56.9 $56.5

$56.3

FY12 FY13

EPS1

Final FY14 Board Case LQA 1Q FY14

$2.10

$1.58

$1.25

$0.84

FY12 FY13

Operating income1

$5.1 Final FY14 Board Case LQA 1Q FY14

$3.7

$3.0

$2.4

FY12 FY13

% mgn: 8.2% 6.4%

Free cash flow

$5.2

$3.0

FY12 FY13

% mgn: 8.4% 5.2%

Source: Company filings

ą Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY12 and Q2 FY13 from vendor settlements

2 Based on $0.2bn net interest expense, 21% tax rate and 1,740mm weighted average shares outstanding

Forecasting has been poor in a challenging environment

Quarterly revenue and EPS performance

FY12 FY13 FY14 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 (Apr) (Jul) (Oct) (Jan) (Apr) (Jul) (Oct) (Jan) (Apr)

Results vs.

Revenue Revenue

Board plan

Results vs. ¹ ¹ ¹ EPS EPS

Board plan

Revenue: Dell has missed 7 out of the last 9 quarters vs. Board plan

EPS: Dell has missed 4 of the last 5 quarters vs. Board plan

Source: Company filings; Dell management plan

1 Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY12 and Q2 FY13 from vendor settlements

Internal forecasts have been steadily revised downwards

3 weeks after approving plan, Dell significantly missed Q2 and revised EPS guidance down 25%

FY13 FY14

Revenue Op. Inc. Revenue Op. Inc. Time Scenario ($bn) ($bn) EPS ($bn) ($bn) EPS frame

July Plan $63.0 $5.2 $2.27 $66.0 $5.6 $2.50

57.5 4.0 1.70 59.9 4.2 1.84

9/21 Case ~2 mo.

(9%) (23%) (25%) (9%) (25%) (26%)

FY13 Actual¹

Preliminary FY14 Board Case 56.9 3.7 1.58 56.0 3.7 1.59

(1/18/13) ~4 mo.

(1%) (9% ) (7%) (7%) (12%) (14%)

Final FY14 Board Case 56.5 3.0 1.25²

(3/13/13) ~2 mo.

1% (19%) (21%)

Cumulative change since July 2012: (10%) (30%) (31%) (14%) (46%) (50%) ~8 mo.

Source: Company filings; Dell management for plan

Excludes one-time $250mm gain in Q4 FY13 and $70mm gain in Q2 FY13 from vendor settlements

Based on $0.2bn net interest expense, 21% tax rate and 1,740mm weighted average shares outstanding

BCG retained to evaluate business and options

During the fall of 2012, the Special Committee sought input from BCG to independently assess risks and opportunities

Full access to Dell senior management team and Company information

Scope of BCG work included:

Future of the PC business

Prospects for Dell’s transformation

Strategy of each business segment

Financial cases to model various sensitivities around management’s aspirational cost savings target of $3.3bn1

– Two cost savings realization cases evaluated that translated to 25% and 75% of the aspirational $3.3bn

– Categories of costs have been identified for 25% case but not 75% case

– Savings assumed phased in over 3 years

Source: BCG

1	Based on Dell management’s estimated cost savings by FY16 for its fully implemented productivity cost takeout

BCG validated business performance challenges

Market shift to value segments / tablets, where Dell has limited presence

Slow enterprise transformation with acquisitions performing below expectations

BCG created a “base case” forecast for Dell, grounded in external market dynamics

?Combined market revenue of PCs and tablets growing at 4% per year

Tablets growing rapidly and market shifting from premium to value PCs

Other Dell business segments growing organically in line with the market

Lower revenue and operating income relative to management forecast

BCG identified opportunities for 25% Case

Organizational de-layering

Simplification and labor and transport savings from building-to-stock

Market performance tracking BCG’s expectations, but no net cost reduction opportunities have been realized

Source: BCG

BCG “75% Case” is based on an aspirational cost savings target, not concrete initiatives

Forecasted operating income ($ in billions) Commentary

BCG evaluated the impact if $6.0 management achieved 75% of the

BCG Base Case

$5.7 aspirational cost savings of $3.3bn

BCG 25% Case

BCG 75% Case $5.5

Wall Street Consensus Many of the categories of cost Final FY14 Board Case savings were not specifically

Implies an unrealistic $5.0 LQA Q1 FY141 identified consolidated $4.5 operating margin of

10% vs. 4% today2 Significant portion (~$1.5bn of $3.3bn) is already embedded in Final $4.0 FY14 Board Case

$4.0 $3.9 $3.8 $3.6 $3.7

Significant portion of any cost $3.4 savings will need to be reinvested in $3.3 the business / would not drop to the

$3.4 $3.2

$3.0 bottom line

$3.0 $3.0 $2.9

$2.5 BCG 75% Case FY15 forecast is ~50% higher than current Street consensus

$2.4

$2.0

FY13E FY14E FY15E FY16E FY17E

Given aggressive margin expansion assumptions, the BCG 75% Case was deemed by the Special Committee to be aspirational at best

Source: Dell management estimates, BCG estimates, Wall Street estimates as of 7/3/13

1	Q1 FY14 operating income of $590mm annualized 27
2	Based on Dell’s Q1 FY14 consolidated operating margin

Margin pressure trend continues in Q1 FY14

Non-GAAP Q1 FY14 results ($ in billions, except per share data) Key observations

% Revenue above Street

% Variance Variance consensus Q1 FY14 Consensus (to cons.) Q1 FY13 (YoY)

Revenue $14.1 $13.5 43% . $14.4 (2.4%)

ESG revenue up 10% YoY

% growth (YoY) (2.4%) (6.4%) (4.0%)

BRIC and China revenue

Gross profit 29. 30. (2.8%) 32. (8.5%)

down 17% and 24% YoY,

% margin 20.6% 22.1% 22.0%

respectively

Operating income 0.6 0.8 (28.2%) 1.0 (41.6%)

Gross margin percentage at % margin 4.2% 6.1% 7.0% lowest point since Q3 FY11

Diluted EPS $0.21 $0.35 (39.1%) $0.43 (50.9%) Trailing 12 months free cash flow down 35% YoY

Free cash flow1 ($0.3) ($0.4) NM

Source: Dell management, FactSet Note: Dell fiscal year ended January

1	Free cash flow defined as cash flow from operations less capital expenditures less change in financing receivables

Agenda

Transaction process 3

Perspectives on Dell today 12

Evolution of financial forecasts 22

Evaluation of strategic alternatives 30

Full range of strategic alternatives considered

Benefits Challenges

Levered—Significantly elevates risk given business

+ Delivers upfront cash to recap outlook (special shareholders dividend or—Weak public equity story and limited strategic buyback) + Provides opportunity to share upside capital flexibility d ution distrib Regular + Utilize cash flow to increase—Constrained recurring domestic cash flow

Enhance dividend dividend increase—Diminishing marginal returns with yield

+ Dividend payers rewarded by market increases

+ Remove revenue and margin—Significant dis-synergies, especially with volatility Support and Deployment, and disruption to EUC + Improve financial stability remaining segments

+ Eliminate long-term secular pressure—Limited cash flow to finance “New Dell” growth paration from PC industry—Significant time required and high complexity Se + Potentially unlocks leverage

- Potential competitive disadvantage to capacity for remaining businesses DFS domestic OEM’s

+ Ability to focus on core business

- Significant time required and high complexity vs. financing

Full range of strategic alternatives considered (cont’d)

Benefits Challenges

+Grow Enterprise, Software, and—Limited number of targets of Services businesses in targeted scale at reasonable valuations

Transform- areas ative

acquisitions High interloper risk for key

+Opportunity to improve growth -and margin profile assets

- Transaction size likely a

+Immediate value creation deterrent

Sale to

- Views validated by fact that no

strategic

+De-risks standalone plan strategic buyer put forth a proposal

We thoroughly evaluated all strategic alternatives and determined the $13.65 transaction is the most attractive alternative

Summary of Icahn June 18th / July 1st letter

Overview of Icahn June 18th / July 1st letter	Key unanswered questions
■ Icahn asks that Dell commence a self-tender for $14.00 per share, prorated for capped available cash ■ Implies ~$10.00 in cash per share (~72%) if all shares tender except Icahn and Southeastern[1]	■ Counterparty and commitment letter for proposed receivables proceeds

■ Icahn and Southeastern will not tender their shares
  ■ Icahn purchased ~72mm shares from Southeastern (~50% of shares owned) at $13.52 per share
  ■ Together, they still own ~13%[1] of total shares
	■ Arrangements to provide necessary working capital and liquidity post closing
	■ Management team and operating plan

■ Total net funding of $15.6bn
  ■ $7.5bn Dell cash
  ■ $2.9bn net financing receivables proceeds (uncommitted)
  ■ $5.2bn secured term loan
	■ Draft agreement not to tender shares

■ To elect a slate of directors at the next annual meeting to implement proposed tender offer[2]	■ Icahn / Southeastern shareholder agreement

[1] Southeastern sold 0.6mm additional shares since it sold ~72mm shares to Icahn on 6/18/13, which would now result in ~71% of all shares tendered, except Icahn and Southeastern; Icahn and Southeastern would now have a combined ownership of ~12%

[2] Icahn's nominations include Jonathan Christodoro, Harry Debes, Carl Icahn, Gary Meyers, Daniel Ninivaggi and Rajendra Singh; Southeastern's nominations include Matthew Jones, Bernard Lanigan, Jr., Rahul Merchant, Peter van Oppen, Howard Silver and David Willmott

32

Leveraged recap considerations

Elevated risks due to leverage Poor public-market equity story

Elevates Dell’s risk profile Highly levered

FY14E operating income has declined 46% since the July

Plan Deteriorating cash flow metrics

Potential adverse employee, vendor and customer perception

Few precedents – particularly in

Significantly weaker financial technology profile than key enterprise peers

Weak financial position to Reduced float complete transformation

Dell will remain largely a PC company (~2/3 of revenues) Value uncertainty

Dramatically elevated risk profile and uncertainty for existing Dell shareholders

Highly leveraged recap with weak stub does not create value

June 18th / July 1st Icahn letter

Total cash available for tender ($bn) $15.6 Leverage may impair competitive position

vs. strongly capitalized peers: HP, EMC,

Cash available per share, assuming Icahn and IBM, Cisco

1	$9.94 Southeastern do not tender shares

No public large-cap technology

Stub equity value per share required to break-even2 $12.79 companies attempt to operate at these leverage levels

Break-even EV / EBITDA multiples for $13.65 aggregate value Poor public-market equity story unlikely to

Final FY14 Board case3 4.5x support $13.65 blended value

Few precedents

LQA Q1 FY144 5.7x

None in tech sector – for a reason Memo: Consensus Dell unaffected 5 3.3x Clear Channel has declined over (70%)

Pro forma leverage Gross debt primary metric due to high 6 required minimum cash

Gross debt / Final FY14 Board Case EBITDA 3.0x

Gross leverage will be nearly identical to

Gross debt / LQA Q1 FY14 EBITDA 6 3.9x Dell’s EBITDA trading multiple prior to transaction

Unrealistic multiple expansion required to achieve $13.65 future value parity

1	Cash available per share calculated assuming 1,566mm shares elect to receive cash tender

2 Break-even value per share calculated to provide $13.65 value to shareholders, including partial cash tender distribution and residual equity value

3	Final FY14 Board Case EBITDA of $3,254mm, pro forma for loss of DFS income of $323mm
4	LQA Q1 FY14 EBITDA of $2,569mm, pro forma for loss of DFS income of $323mm
5	Unaffected multiples shown at stock price of $10.88 as of 1/11/13 before transaction rumors 34

6 Final FY14 Board Case EBITDA and LQA Q1 FY14 EBITDA exclude $373mm and $284mm of stock based compensation, respectively

Icahn and Southeastern concepts lack credibility

Icahn has been inconsistent about per share cash to shareholders and aggregate cash proceeds

March 22nd letter: $15.00 per share cash election merger ($15.65bn cap / ~58% of shares)

May 9th letter: $12.00 per share cash election distribution ($17.3bn assumed limit / 80% of shares)

June 18th letter: $14.00 per share self-tender offer ($15.6bn cap / ~62% of shares)

To match $13.65 in cash, each of these alternatives depends on a public stub trading at an unrealistic expanded valuation multiple, in the face of declining performance and heightened leverage / risk

Icahn has failed to provide most of the key provisions and mechanics of the May 9th or June 18th letter, as requested by the Special Committee

Southeastern has openly opposed a transaction for $13.65, but then sold 72mm shares (~50% of shares owned) to Icahn for $13.52 per share

On February 8th, Southeastern publicized an analysis claiming that Dell is worth almost $24.00 per share

How can their rhetoric and actions be reconciled?

The Special Committee stands ready to negotiate any proposal that is actionable and potentially superior, but Icahn and Southeastern positions have been inconsistent and their alternative concepts incomplete

Clear Channel highlights risks of levered stub equity

- Highfields, holder of a 5% stake in Clear Channel, opposed initial offers of $37.60/share and $39.00/share from Bain Capital and Thomas H. Lee Partners, which had no equity stub component
- In response to dissident shareholders, Clear Channel offered a public equity stub as part of the transaction (~5%)
- Transaction completed at **<u>$36.00</u>** (PF leverage of ~9x) and stock has declined ~75% since then

Stock price performance of outstanding stub ($)



$45
$30
$15
$0
Clear Channel Communications / CC Media Holdings
S&P 500
14%
Offer price:
$36.00
(75%)
7/30/08: The acquisition of Clear Channel closes ($35.98)
1/29/07: Clear Channel discloses the proposed acquisition by Bain Capital and T.H. Lee Partners for $37.60
1/1/07
4/20/08
8/8/09
11/26/10
3/15/12
7/3/13

Similarities to Dell transaction

- Founder / sponsor deal
- Declining growth and negative industry trends
- Leverage levels significantly above peers following transaction
- Small float and lower liquidity for the stub

Source: Company filings, FactSet, SharkRepellent; Note: CC Media Holdings share price adjusted to Clear Channel basis

36

Dramatic underperformance for voted down transactions

Target stock price performance for voted down transactions (2005—2012)

Price performance following date voted

Announce Voted down vs. unaffected

Target Acquirer Declining shareholders date down date LBO 1-year 2-year ISS rec.

TGC Industries Dawson Geophysical TGC Industries 03/21/11 10/28/11 10.7% NA For

Dynegy Blackstone Dynegy 08/13/10 11/23/10 3 (13.7%) (90.0%) For

VaxGen OXiGENE VaxGen 10/15/09 02/12/10 (42.9%) (58.6%) NA

Cablevision Systems Charles and James Dolan Cablevision Systems 05/02/07 10/24/07 3 (54.7%) (28.1%) Against

Randolph Bank & Trust Bank of the Carolinas Randolph Bank & Trust 04/12/07 11/14/07 (13.3%) (61.3%) For

Lear American Real Estate Partners Lear 02/05/07 07/16/07 3 (60.3%) (99.0%) Against

Eddie Bauer Holdings Sun Capital and Golden Gate Capital Eddie Bauer Holdings 11/13/06 02/09/07 3 (27.2%) (92.1%) For

Cornell Companies Veritas Capital Cornell Companies 10/09/06 01/23/07 3 21.5% (21.8%) Against

Corning Natural Gas C&T Enterprises Corning Natural Gas 05/11/06 10/17/06 22.9% 18.0% For

Mean (17.4%) (54.1%)

Median (13.7%) (59.9%)

Average 1-year and 2-year declines of 17% and 54%, respectively

Source: FactSet, ISS

Note: Includes transactions 2005 – 2012, U.S. target only

Substantial downside risk to Dell shareholders if transaction rejected

$13.65 represents substantial premium to implied Dell share prices using current HP P/E multiples

Assuming HP’s CY13E P/E1

$13.65 57% premium 96% premium 132% premium

$8.72

$6.95

$5.88

Silver Lake / Final FY14 Wall Street LQA Michael Dell Board Case Consensus Q1 FY14

EPS: $1.25 $1.00 $0.84

Source: Company filings, FactSet; Market data as of 7/3/13

1	Assumes HP’s CY13E P/E multiple of 7.0x 38

Conclusion: transaction delivers highest value for shareholders

All cash offer at a significant, certain premium

Comprehensive range of alternatives evaluated

Shareholder friendly process and terms to ensure value was maximized

Highest price available following exhaustive process

Shifts all business and transaction risks to buyer group

Avoids high risk of a levered recap and delivers superior value and certainty

Forward-looking statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms

10-Q and 8-K filed with the SEC by the Company.

Additional information and where to find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.